Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

by and among

GREEN BANCORP, INC.

and

THE SHAREHOLDERS NAMED HEREIN

Dated as of June 30, 2010

TABLE OF CONTENTS

1.	Certain Definitions		1
2.	Registration Under the Securities Act		3
	(a)	Right to Request Registration	3
	(b)	Number of Demand Registrations	4
	(c)	Priority on Demand Registrations	4
	(d)	Restrictions on Demand Registrations	5
	(e)	Selection of Underwriters	6
	(f)	Effective Period of Demand Registrations	6
	(g)	Registration Statement Form	6
	(h)	Shelf Option	6
3.	Piggyback Registrations		6
	(a)	Right to Piggyback	6
	(b)	Priority on Primary Registrations	7
	(c)	Priority on Secondary Registrations	7
	(d)	Selection of Underwriters	7
4.	Holdback Agreements		7
5.	Registration Procedures		7
6.	Registration Expenses		12
7.	Indemnification		13
8.	Participation in Underwritten Registrations		15
9.	Rule 144		15
10.	Miscellaneous		16
	(a)	Notices	16
	(b)	No Waivers	16
	(c)	Successors and Assigns	16
	(d)	Governing Law	17
	(e)	Jurisdiction	17
	(f)	Waiver of Jury Trial	17
	(g)	Counterparts; Effectiveness	17
	(h)	Entire Agreement	17
	(i)	Captions	17
	(j)	Severability	17
	(k)	Amendments	18
	(l)	Aggregation of Stock	18
	(m)	Equitable Relief	18
	(n)	Recapitalizations, Exchanges Affecting the Registrable Common Stock	18
	(o)	No Inconsistent or More Favorable Agreements	19

i

REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 2010, by and among Green Bancorp, Inc., a Texas corporation (the “Company”), and the investors listed on the signature pages of this Agreement (each a “Shareholder” and collectively, the “Shareholders”).

WHEREAS, the Shareholders have purchased shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, concurrently herewith, the Company and the Shareholders are entering into a Shareholders Agreement providing for certain agreements with respect to the corporate governance, shareholdings and certain other matters relating to the Company (the “Shareholders Agreement”).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.             Certain Definitions.

Capitalized terms used but not defined herein have the meanings set forth in the Shareholders Agreement.  In addition, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Company” has the meaning set forth in the introductory paragraph.

“Covered Shares” means (i) any shares of Common Stock issued to the Shareholders pursuant to the Investment Agreements, (ii) any shares of Common Stock acquired by the Shareholders in addition to those referred to in clause (i) after the date of this Agreement and prior to the date of an Initial Public Offering and (iii) any Common

Stock issued or issuable with respect thereto upon any stock dividend, split, recapitalization or similar event.

“Demand Registration” has the meaning set forth in Section 2(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal having supervisory or regulatory authority over the Company or any Subsidiary of the Company.

“Holder” means any holder of record of Registrable Common Stock and any transferees of such Registrable Common Stock from such Holders in accordance with Section 5.6 of the Shareholders Agreement.  For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

“Initial Public Offering” means the first underwritten public offering of the Common Stock (or other equity securities of the Company) or equity securities of the Company to the general public through a registration statement filed with the SEC.

“Initiating Holder” has the meaning set forth in Section 2(a) hereof.  For purposes of this Agreement, each group of two or more affiliated Harvest Shareholders collectively making a request for a Demand Registration, two or more affiliated Pine Brook Shareholders collectively making a request for a Demand Registration and two or more affiliated FFL Shareholders collectively making a request for a Demand Registration shall be deemed to be one Initiating Holder.

“Other Holders” means, collectively, all Holders other than the Principal Holders.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Registration” means (i) an Initial Public Offering where the Company registers any of its common equity securities under the Securities Act for the account of the Company and/or one or more shareholders of the Company and the registration form to be used may be used for any registration of Registrable Common Stock, and (ii) any registration of the Company’s common equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto) that is effected at any time following consummation of an Initial Public Offering, whether such registration is effected for the Company’s own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Common Stock.

“Principal Holder” means any of the Anchor Shareholders.

“Prospectus” means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Common Stock” means the Covered Shares; provided, however, that Registrable Common Stock shall not include (i) any securities sold by a Person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) in the case of Other Holders only, any securities which may be sold without restriction or limitation pursuant to the last sentence of Rule 144(b)(1)(i) under the Securities Act or (iii) any securities that have ceased to be outstanding.

“Registration Expenses” has the meaning set forth in Section 6(a) hereof.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Option” has the meaning set forth in Section 2(a) hereof.

“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Suspension Notice” has the meaning set forth in Section 5(e) hereof.

“underwritten registration or underwritten offering” means a registration in which securities of the Company are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

2.             Registration Under the Securities Act.

(a)           Right to Request Registration.  Subject to Section 2(d), at any time after the earlier of (i) the fourth (4th) anniversary of the Closing and (ii) six (6) months after the occurrence of an Initial Public Offering, upon the written request of any Principal Holder (the “Initiating Holder”), such Initiating Holder may request that the Company effect the registration under the Securities Act of all or part of the Registrable Common Stock held by such Initiating Holder (a “Demand Registration”).  The Company shall use commercially reasonable efforts to cause the Registration Statement relating to such

Demand Registration to be declared effective under the Securities Act no later than 90 calendar days following the date such demand is made.  In connection with any Demand Registration, the Initiating Holder thereof may elect that the Company effect such registration by filing a registration statement under the Securities Act (a “Shelf Registration Statement”) which provides for the sale by the Initiating Holder of its Registrable Common Stock from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, which registration statement shall provide for the disposition of Registrable Common Stock pursuant to such distribution methods as the Initiating Holder may request; provided that the Company is then eligible to register securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Option”).  Each request for registration shall specify the approximate number of shares of Registrable Common Stock requested to be registered.  Upon the receipt of a request for a Demand Registration, the Company promptly shall give written notice of such proposed Demand Registration and the intended method of disposition stated in the request for such Demand Registration to all other Holders and, subject to the terms of this Agreement, shall include in such Demand Registration (and in all related registrations and qualifications under state “blue sky” laws or in compliance with other registration requirements and in any related underwriting) all Registrable Common Stock of the Holders with respect to which the Company has received written requests for inclusion therein (which requests, to be effective, shall contain a consent to the intended method of disposition included in the request for such Demand Registration) within fifteen (15) calendar days after the delivery of such notice.

(b)           Number of Demand Registrations.  Subject to the provisions of Section 2(a), the Principal Holders shall be entitled to request an aggregate of nine (9) Demand Registrations (allocated three (3) to each of the Harvest Shareholders (collectively), the Pine Brook Shareholders (collectively) and the FFL Shareholders (collectively)).  A registration will not count as one of the permitted Demand Registrations (i) if the registration statement thereto has not become effective, (ii) if the registration statement thereto has not remained effective until the earlier of when all Registrable Common Stock included therein by the Initiating Holder is sold or the end of the period described in Section 2(f) or (h), as the case may be, (iii) if, after it has become effective, such registration statement becomes subject to any stop order, injunction or other order or requirement of the SEC or other Governmental Entity for any reason, unless such order or requirement is lifted and the registration statement becomes effective, (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with the offering and sale of Registrable Common Stock under such registration statement are not satisfied or waived (unless the Initiating Holder is a party to such agreement and causes a condition to not be satisfied), or (v) if the Initiating Holder is not able to register and sell at least 50% of the Registrable Common Stock requested to be included by such Initiating Holder in such Demand Registration, other than by reason of such Initiating Holder withdrawing its request or terminating the offering.

(c)           Priority on Demand Registrations.  If the managing underwriters of the requested Demand Registration advise the Company in writing (with a copy to the Initiating Holder) that in their opinion the number of shares of Registrable Common

Stock proposed to be included in any such registration exceeds the number of securities which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration only the number of shares of Registrable Common Stock which in the opinion of such managing underwriters can be so sold.  If the number of shares which can be sold is less than the number of shares of Registrable Common Stock proposed to be registered, the amount of Registrable Common Stock to be so sold shall be allocated (i) first, pro rata among the Principal Holders desiring to participate in such registration on the basis of the amount of such Registrable Common Stock initially proposed to be registered by such Principal Holders and (ii) second, pro rata among the Other Holders of Registrable Common Stock desiring to participate in such registration on the basis of the amount of such Registrable Common Stock initially proposed to be registered by such other Holders.

(d)           Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration (i) within ninety (90) days after the effective date of a previous Demand Registration or a previous registration under which the Initiating Holder had piggyback rights pursuant to Section 3 hereof or (ii) if the Company has previously received a Demand Registration from another Holder or Holders, and the effectiveness of the applicable registration statement is still pending and being diligently pursued by the Company.  The Company may postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company’s board of directors, such postponement is necessary in order to avoid premature disclosure of a material matter required, as determined by the Company after consultation with outside counsel, to be otherwise disclosed in the Prospectus that the board has determined would not be in the best interest of the Company to be disclosed at such time; provided, however, that the Company shall not be entitled to so postpone unless it shall (A) concurrently request the suspension of sales by other security holders under registration statements covering securities held by such other security holders, (B) in accordance with the Company’s policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Company, and (C) itself refrain from any public offering and open market purchases during the postponement; and provided, further, however, that if the Company may postpone the filing or effectiveness of a Registration Statement pursuant to this sentence, the Initiating Holder requesting the related Demand Registration shall be entitled to withdraw such request if the Company has actually postponed the filing or the effectiveness of a Registration Statement for a Demand Registration by at least fifteen (15) days and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations.  The Company shall provide written notice to the Initiating Holder requesting such Demand Registration of (x) any postponement of the filing or effectiveness of a Registration Statement pursuant to this Section 2(d), (y) the Company’s decision to file or seek effectiveness of such Registration Statement following such postponement and (z) the effectiveness of such Registration Statement.  The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(d) only once during any twelve-month period.

(e)           Selection of Underwriters.  If any of the Registrable Common Stock covered by a Demand Registration is to be sold in an underwritten offering, the Initiating Holder shall have the right to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which will not be unreasonably withheld; provided that the Company shall have the right to appoint a co-manager reasonably acceptable to the Initiating Holder.

(f)            Effective Period of Demand Registrations.  After any Demand Registration filed pursuant to this Agreement has become effective, the Company shall use commercially reasonable efforts to keep such Demand Registration effective for a period equal to 180 days from the date on which the SEC declares such Demand Registration effective (or if such Demand Registration is not effective during any period within such 180 days or if disposition of Registrable Common Stock is suspended in the circumstances described in Section 5(e), such 180-day period shall be extended by the number of days during such period when such Demand Registration is not effective or as provided in Section 5(e)), or such shorter period which shall terminate when all of the Registrable Common Stock covered by such Demand Registration has been sold pursuant to such Demand Registration.

(g)           Registration Statement Form. Demand Registrations shall be on such appropriate registration form of the SEC as shall be selected by the Initiating Holder in its reasonable discretion; provided that the Initiating Holder shall only select a registration form that the Company is then eligible to use.

(h)           Shelf Option. If the Initiating Holder elects the Shelf Option, the Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective and usable for the resale of the Registrable Common Stock registered thereunder for a period ending on the first date on which all the Registrable Common Stock covered by such Shelf Registration Statement shall have been sold pursuant to such Shelf Registration Statement.

3.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to effect a Piggyback Registration, the Company shall give prompt written notice (in any event within 10 days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration on the same terms as the Company and other Persons selling securities in connection with such registration all Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.  The Company’s notice shall specify, at a minimum, the number of equity securities proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a good faith estimate by the Company of the proposed minimum offering price of any equity securities offered by the Company.  The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration initiated by the Company at any time in its sole discretion; provided that such postponement or withdrawal does not relieve the Company of its obligations to pay registration expenses pursuant to Section 6.  Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Common Stock from a Piggyback Registration at any time prior to the effectiveness of such registration.

(b)           Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the securities requested to be included in such registration (including the Registrable Common Stock requested to be included therein), pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders.

(c)           Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities (other than a Demand Registration hereunder), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the Company shall include in such registration the securities requested to be included therein (including the Registrable Common Stock requested to be included in such registration), pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders.

(d)           Selection of Underwriters.  If any Piggyback Registration is an underwritten primary offering on behalf of the Company, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

4.             Holdback Agreements.  The Company agrees not to, directly or indirectly, sell, pledge, contract to sell, grant an option to purchase or otherwise dispose of any equity securities of the Company during the 10 days prior to and during the 180 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriters managing the offering otherwise agree to a shorter period.

5.             Registration Procedures. (a) Subject to the penultimate sentence of Section 3(a) (in the case of a Piggyback Registration), whenever any Registrable Common Stock is to be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)            prepare and as soon as practicable (but in any event within 90 days after receipt of a request pursuant to Section 2(a)) file with the SEC a Registration Statement with respect to such Registrable Common Stock and use commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Common Stock covered by such Registration Statement copies of all such documents proposed to be filed and, if requested by such Holders, the documents incorporated by reference in the Prospectus and the exhibits incorporated by reference in such documents; and the Company will give one counsel selected by Holders representing a majority of Registrable Common Stock covered by such Registration Statement the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto; and the Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(ii)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such a period as is necessary to complete the distribution of the securities covered by such Registration Statement (subject to Sections 2(f) and (h) of this Agreement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)          furnish to each seller of Registrable Common Stock such number of copies of such Registration Statement, and each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) or filed under Rule 424 and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller;

(iv)          use commercially reasonable efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller and any underwriter(s) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by such seller (provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(v)           notify each seller of such Registrable Common Stock at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)          in the case of an underwritten offering, enter into customary agreements (including underwriting agreements in customary form) and take such other actions as deemed advisable by the underwriter(s) in order to expedite or facilitate the disposition of such Registrable Common Stock (including, without limitation, effecting a stock split or a combination of shares and making members of senior management of the Company reasonably available to participate in, and cause them to cooperate with the underwriters in connection with, “road-show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Common Stock)) and use commercially reasonable efforts to cause to be delivered to the underwriters opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters;

(vii)         make available, for inspection by any seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii)        use commercially reasonable efforts to cause all such Registrable Common Stock to be listed on each securities exchange or quotation system on which securities of the same class issued by the Company are then listed, or if no such similar securities are then listed, on a national securities exchange or quotation system selected by the Company;

(ix)          provide a transfer agent and registrar for all such Registrable Common Stock not later than the effective date of such Registration Statement;

(x)           if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Common Stock sold pursuant thereto), letters from the Company’s independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(xi)          make generally available to its shareholders a consolidated earnings statement (which need not be audited) for at least the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act;

(xii)         promptly notify each seller of Registrable Common Stock and the underwriter or underwriters, if any:

(1)                                 when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)                                 of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus or of any inquiry by the SEC relating to the Registration Statement, with a copy of the same, and an oral or written summary of any such oral requests;

(3)                                 of the notification to the Company by the SEC of its initiation or threat of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)                                 of the receipt by the Company of any notification or threat with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction;

(xiii)        use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment; and

(xiv)        provide a CUSIP number for the Common Stock and take such other customary actions as shall be reasonably requested by Holders holding a majority of the shares of Registrable Common Stock to be sold or the underwriters in order to expedite or facilitate the disposition of such Registrable Common Stock.

(b)           No Registration Statement (including any amendments thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement to a Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the foregoing shall not apply, with respect to any Holder, for an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in such Registration Statement).

(c)           The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(d)           The Company may require each seller of Registrable Common Stock as to which any registration is being effected to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with applicable securities laws.

(e)           Each seller of Registrable Common Stock agrees by having its stock treated as Registrable Common Stock hereunder that, upon written notice from the Company, after consultation with outside counsel, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), such seller will forthwith discontinue disposition of Registrable Common Stock until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as required by Section 5(a)(iii) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such seller’s possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice; provided, however, that the Company shall promptly use commercially reasonable efforts to file a post effective amendment or take such other action to as to obviate the need for a Suspension Notice as soon as reasonably practicable in the good faith judgment of the Company and promptly after filing such amendment (and in any event within two business days of such filing) deliver sufficient copies of such supplemented or amended Prospectuses pursuant to Section 5(a)(iii) to such sellers to resume such disposition; and provided further that such postponement of sales of Registrable Common Stock by the Holders shall not exceed 90 days in the aggregate in any one year.  Each Holder shall be entitled to reimbursement from the Company for any out-of-pocket losses actually incurred in the event, and only to the extent, that such Holder suffers such losses as a result of such Holder’s inability to make delivery of sold securities due to the Company’s delivery of a Suspension Notice. Each seller of Registrable Common Stock further agrees by having its stock treated as Registrable Common Stock hereunder that it shall maintain in confidence and not disclose the receipt of any Suspension Notice. If the Company shall give any notice to suspend the disposition of Registrable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 5(c).  In any event, the Company shall not deliver more than three (3) Suspension Notices in any one year.

(f)            If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities does not necessarily make such holder a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the SEC or Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

6.             Registration Expenses

(a)           All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Common Stock or fees and expenses of more than one counsel representing the Holders of Registrable Common Stock (as set forth in Section 6(b)), shall be borne by the Company.  In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b)           In connection with each registration initiated hereunder, the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of one law firm chosen by the Initiating Holder, if any, and to the extent there is no Initiating Holder, one law firm chosen by Holders representing a majority of the number of shares of Registrable Common Stock included in such registration or sale.

(c)           The obligation of the Company to bear the expenses described in Section 6(a) and to reimburse the Holders for the expenses described in Section 6(b) shall apply irrespective of whether any sales of Registrable Securities ultimately take place.

7.             Indemnification

(a)           The Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, employees and Affiliates and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable legal fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or any “issuer free writing prospectus” (as defined in Securities Act Rule 433) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement to a Prospectus, in light of the circumstances under which they were made) not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws in connection with the performance of its obligations under this Agreement, except insofar and to the extent (i) as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein, including the proposed method of distribution, (ii) such Holder used a defective or outdated Prospectus after having received a Suspension Notice or (iii) such untrue statement or alleged untrue statement or omission or alleged omission is primarily the result of a breach of this Agreement or a violation of law by such Holder.

(b)           In connection with any Registration Statement or Prospectus in which a Holder of Registrable Common Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, its officers, employees, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable legal fees and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any “issuer free writing prospectus” or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement to a Prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) such Holder using a defective or outdated Prospectus after having received a Suspension Notice or (iii) any untrue statement or alleged untrue statement or omission or alleged omission that is primarily the result of a breach of this Agreement or a violation of law by such Holder; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received (after all underwriting discounts and commissions) by such Holder from the sale of Registrable Common Stock pursuant to such Registration Statement or Prospectus.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  The indemnifying party shall not enter into any settlement of the claims so assumed without the consent of the indemnified party (but such consent will not be unreasonably withheld); provided that the consent of the indemnified party will not be required if the settlement involves only the payment of money damages all of which are indemnifiable losses hereunder and does not involve the imposition of any equitable remedy or admission of wrongdoing.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such assumed claim, unless in the reasonable judgment of the indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim.  Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder unless and to the extent that the indemnifying party shall have been actually and materially prejudiced by the failure of such indemnified party to so notify such indemnifying party.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)           If the indemnification provided for in or pursuant to this Section 7 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses.  The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds (after underwriting discounts and commissions) received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

8.             Participation in Underwritten Registrations

No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.             Rule 144

The Company covenants that if it becomes subject to the reporting requirements of the Exchange Act, (A) it will use commercially reasonable efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and (B) it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

10.          Miscellaneous

(a)           Notices.  All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission,

(i)            If to the Company:

Green Bancorp, Inc.
4000 Greenbriar
Houston, TX 77098
Attn:  Manuel J. Mehos
Telephone:  (713) 275-8201
Fax:  (713) 275-8228

(ii)           if to any Shareholder, to the address(es) set forth on the counterpart signature pages of this Agreement signed by such Shareholder;

(iii)          if to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company;

or, in each case, at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(b)           No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, it being understood that subsequent Holders of the Registrable Common Stock and the indemnified parties under Section 7 are intended third party beneficiaries hereof.  The Holders may assign any or all of their rights hereunder in connection with a sale or other transfer of its Registrable Common Stock, except that if a Principal Holder assigns Demand Registrations to which such Principal Holder is entitled, such transferee shall be entitled to be a Principal Holder for purposes of the exercise of such Demand Registrations (provided that any such Principal Holder assigning any of its Demand Rights shall give prompt written notice thereof to the Company) and shall be an Other Holder and not a Principal Holder for all other purposes.  If the Company is not the Registering Entity in an Initial Public Offering, it shall cause the Registering Entity to assume all of its obligations under this Agreement prior to commencement of such Initial Public Offering.

(d)           Governing Law.  The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

(e)           Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10(a) shall be deemed effective service of process on such party.

(f)            Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)           Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(h)           Entire Agreement.  This Agreement and the other documents referred to herein contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(i)            Captions.  The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(j)            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)           Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the holders of a majority of the shares of Registrable Common Stock; provided, however, that each such amendment, modification, supplement or waiver shall always also require the prior written consent of each Principal Holder, as long as such Principal Holder holds 5% of the shares of Common Stock outstanding at such time; provided, further, that no amendment, modification, supplement or waiver may adversely affect the rights of a Principal Holder hereunder that are in addition to those of the Other Holders without such Principal Holder’s written consent; and provided, further, that without a Holder’s written consent no such amendment, modification, supplement or waiver shall affect adversely such Holder’s rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares held by such Holder), it being agreed that amendment of this proviso without a Holder’s consent shall be deemed to affect adversely such Holder’s rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder; provided, further, that the consent or agreement of the Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company’s obligations hereunder.  This Agreement cannot be changed, modified, discharged or terminated by oral agreement.

(l)            Aggregation of Stock.  All Registrable Common Stock held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(m)          Equitable Relief.  The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(n)           Recapitalizations, Exchanges Affecting the Registrable Common Stock.  The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Common Stock, to any and all shares of stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Common Stock, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.  Upon the occurrence of any of such events, amounts hereunder shall be appropriately adjusted.

(o)           No Inconsistent or More Favorable Agreements.  None of the parties hereto shall enter into any agreement or other arrangement of any kind with any person with respect to the registration of securities of the Company which is inconsistent with the provisions of this Agreement.  The Company has not provided, and shall not provide, more favorable registration rights to any other holder of securities of the Company than those provided to the parties to this Agreement.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

GREEN BANCORP, INC.

By:	/s/ Manuel J. Mehos
	Name:	Manuel J. Mehos
	Title:	Chairman and CEO

FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the General Partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its general partner

	By:	/s/ Spencer Fleischer
		Name:	Spencer Fleischer
		Title:	Managing Member

FRIEDMAN FLEISCHER & LOWE PARALLEL FUND III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the General Partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its general partner

	By:	/s/ Spencer Fleischer
		Name:	Spencer Fleischer
		Title:	Managing Member

[Signature Page to Registration Rights Agreement]

FFL INDIVIDUAL PARTNERS III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the General Partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its general partner

		By:	/s/ Spencer Fleischer
			Name:	Spencer Fleischer
			Title:	Managing Member

FFL EXECUTIVE PARTNERS III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the General Partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its general partner

		By:	/s/ Spencer Fleischer
			Name:	Spencer Fleischer
			Title:	Managing Member

HARVEST PARTNERS V, L.P.

By:		Harvest Associates V, L.P.

By:
Name:
Title:

HARVEST STRATEGIC ASSOCIATES V, L.P.

By: Harvest Associates V, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

FFL INDIVIDUAL PARTNERS III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the General Partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its General Partner

By:
Name:
			Title:	Managing Member

FFL EXECUTIVE PARTNERS III, L.P.

By:	Friedman Fleischer & Lowe GP III, L.P., the general partner

	By:	Friedman Fleischer & Lowe GP III, LLC, its general partner

By:
Name:
			Title:	Managing Member

Harvest Shareholders

HARVEST PARTNERS V, L.P.

By:		Harvest Associates V, L.P.

By:		/s/ Stephen Eisenstein
		Name:	Stephen Eisenstein
		Title:	Managing Member

HARVEST STRATEGIC ASSOCIATES V, L.P.

By: Harvest Associates V, LLC

By:		/s/ Stephen Eisenstein
		Name:		Stephen Eisenstein
		Title:		Managing Member

[Signature Page to Shareholders’ Agreement]

PINE BROOK CAPITAL PARTNERS, L.P.

By:	Pine Brook Road Associates, L.P., its General Partner

	By:	PBRA, LLC, its General Partner

		By:	/s/ William Spiegel
			Name:	William Spiegel
			Title:	Executive Vice President

PINE BROOK CAPITAL PARTNERS (SSP), L.P.

By:	Pine Brook Road Associates, L.P., its General Partner

	By:	PBRA, LLC, its General Partner

		By:	/s/ William Spiegel
			Name:	William Spiegel
			Title:	Executive Vice President

PINE BROOK CAPITAL PARTNERS (CAYMAN), L.P.

By:	Pine Brook Road Associates, L.P., its General Partner

	By:	PBRA, LLC, its General Partner

		By:	/s/ William Spiegel
			Name:	William Spiegel
			Title:	Executive Vice President

[Signature Page to Registration Rights Agreement]